                                                                   EXHIBIT 10.20

*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                               AGREEMENT BETWEEN

                         EQUINIX, INC. AND MCI WORLDCOM


     This Agreement ("Agreement") is made by and between Equinix, Inc. ("Equinix"), a Delaware corporation, and MCI Worldcom, Inc. directly or through one or more of its operating affiliates ("MCI").

     The parties shall execute a Customer Agreement ("Customer Agreement") concurrently with the execution of this Agreement. The Customer Agreement and this Agreement are separate agreements and shall be interpreted separately. However, if there is a direct conflict between the two agreements, then this Agreement shall take precedence.

     NOW THEREFORE, in consideration of the covenants and conditions contained herein, the parties agree as follows:

1.   Installation of Local Connectivity Services.
     -------------------------------------------
     (a) MCI shall (i) provide, install and maintain full [*] connectivity, including, but not limited to full regional internodal capacity with other MCI nodes, and (ii) provide an upgrade plan to [*] which will be implemented once an [*] is at 50% of capacity based on orders (collectively, the "Service"), in each of the seven IBX facilities to be opened by Equinix in Los Angeles, CA, Chicago, IL, Atlanta, GA, Dallas, TX, Ashburn, VA, Newark, NJ, and San Jose, CA (the "Facilities"). MCI shall provide all equipment and labor for installation and use of the Service at the Facilities except with respect to any items expressly and unambiguously required to be provided by Equinix hereunder. At each of the Facilities, MCI shall provide sufficient Service capacity to fulfill the Service requirements of all other customers of Equinix at and/or through such Facility.

     (b) The installation shall occur in accordance with Exhibit A. Within each Facility, Equinix shall provide MCI with sufficient access, security (only with respect to matters in Equinix's reasonable control), space, environmental maintenance for the equipment required to provide the Service (only with respect to matters in Equinix's reasonable control), and power in each Facility to locate and power the equipment that is required to operate the Service. Any license or use of the Space or the foregoing shall be subject to the terms and conditions of the Customer Agreement. MCI shall diligently and promptly apply for, prosecute and endeavor

___________________

*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
          to obtain the licenses and permits and other items necessary to install the Service at the Facilities by the installation dates described in Exhibit A. Equinix agrees to provide reasonable assistance to MCI to aid MCI in obtaining consent from the landlord of each Facility, in furtherance of the foregoing.

     (c) The parties will develop a written plan which will document how they will cooperate to implement the Service installations for each of the Facilities. Equinix shall make the Facilities available to MCI for installation of the Services, as the parties deem necessary. The Services shall be available at each Facility for a minimum of two years from the date of completed installation at the applicable Facility and MCI shall have the right to extend the term of provision of its Services at each Facility for an additional term of five years, at its sole discretion.

     (d) MCI's sole compensation from Equinix (including expenses) for providing, installing and maintaining the Service at each of the Facilities shall be receipt of Equinix Warrants ("Warrants") subject to the terms and conditions of: (1) the form of the Warrant Agreement attached as Exhibit B, with respect to the Ashburn, Newark, Los Angeles and San Jose Facilities and (2) the form of the Warrant Agreement attached as Exhibit C, with respect to the other Facilities. The Warrants shall be exercisable for an aggregate of 450,000 shares of Common Stock (as defined in Exhibits B and C) broken down among the Facilities as follows:

                    Ashburn:       [*]
                    Newark:        [*]
                    San Jose:      [*]
                    Los Angeles:   [*]
                    Chicago:       [*]
                    Atlanta:       [*]
                    Dallas:        [*]

     (e) The Warrant shall be issued upon execution of this Agreement and shall bear the same date as this Agreement. Equinix warrants that it will in no way compensate MCI for Services provided to customers located in the Facilities. The charging or receipt of any installation fees and other fees related to Services sold to Equinix's other customers shall not be the right or responsibility of Equinix and shall be invoiced to such customers only. Equinix will cooperate with MCI in developing and implementing order and delivery procedures appropriate for delivery of the Services at the Facilities.

2.   Customer Agreement.  For the first two years from the date of completion of
     ------------------
     installation at the applicable Facility, Equinix shall not charge MCI any fees or charges of any kind for the Space provided to MCI at the seven IBX Facilities noted above. For the purposes of this Agreement, "Space" shall mean a 15x9 foot cage with six, 35-amp dual feed

___________________

*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
     circuits. After the first two years for such Space, MCI shall pay Equinix's standard rates which will in no case exceed the rate being charged the dominant local access provider. For any additional Equinix facilities,
                                         ---------------------------------
     Equinix shall not charge MCI any fees or charges of any kind for the Space for the first six months of operations and charges thereafter will not exceed those charged to the dominant local access provider. MCI shall retain title and have access to its free-standing equipment at all times, provided that removal of such equipment shall not cause damage to the applicable Facility. Any license or use of the Space or the foregoing shall be subject to the terms and conditions of the Customer Agreement.

3.   Indemnity.  MCI shall defend, indemnify and hold harmless Equinix and its
     ---------
     affiliates, representatives, other customers, contractors, and agents from any and all third party claims, liability, damages, costs and expenses payable to a third party (including, but not limited to attorneys' fees and expenses awarded to such third party by a final court judgment) arising from or relating to the provision of the Service by MCI (including but not limited to installation of equipment or Service) or any willful misconduct or grossly negligent action or inaction of MCI. Equinix shall defend, indemnify and hold harmless MCI and its affiliates, representatives, other customers, contractors, and agents from any and all third party claims, liability, damages, costs and expenses payable to a third party (including, but not limited to attorney's fees and expenses awarded to such third party by a final court judgment) arising from or relating to any willful misconduct or grossly negligent action or inaction of Equinix. As the condition of the foregoing, the indemnifying party ("Indemnitor") shall be promptly notified by the party being indemnified ("Indemnitee") of any and all threats, claims and proceedings related thereto and the Indemnitee shall give the Indemnitor all reasonable assistance, and the Indemnitor shall have sole control over the defense and all negotiations for a settlement or compromise; the Indemnitor will not be responsible for any settlement it does not approve in writing.

4.   Warranty.  MCI warrants: (1) that the work and Services under this
     --------
     Agreement shall be performed in a professional and workman-like manner, (2) that it has full rights and authority to enter into and perform this Agreement and to its knowledge none of the Services will infringe, misappropriate, or violate any intellectual property or other right of any person or entity, (3) that the work and Services under this Agreement shall fully conform to the specifications and terms set forth herein and (4) the work and Services shall be completed on time, in accordance with Exhibit A, subject to any delays caused by Equinix or its agents or representatives.

5.   Term and Termination.  The term of this Agreement shall continue until [*]
     --------------------
     years from the date of the completion of installation at each applicable Facility. If either party breaches the terms and conditions of this Agreement, in addition to all other available remedies, the other party may terminate this Agreement upon thirty (30) days' prior written notice to the breaching party if such breach is not cured within such period. Sections 3, 4, 6, and 7 shall survive termination.

6.   Confidentiality.  Each party agrees that all business, technical and
     ---------------
     financial information it obtains or learns from the other are the confidential property of the other ("Proprietary

___________________

*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

     Information''). Except as expressly and unambiguously allowed herein, each party will hold in confidence and not use or disclose any Proprietary Information and shall similarly bind its employees and representatives in writing. Each party's nondisclosure obligation shall not apply to information it can document is generally available to the public (other than through breach of this Agreement).

7.   Miscellaneous.
     -------------
     (a) This Agreement shall be governed in all respects by the laws of the State of California without regard to its conflict of laws provisions. The sole jurisdiction and venue for actions related to the subject matter hereof shall be the state and U.S. federal courts in San Francisco, California. If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable. In any action or proceeding to enforce rights under this Agreement, the prevailing party will be entitled to recover costs and attorneys fees.

     (b) No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

     (c) MCI shall not assign or transfer the rights or obligations associated with this Agreement, in whole or in part, (except to an entity, directly or indirectly through one or more intermediatiaries, controlling, controlled by or under common control with such party or other entity. "Control" for this purpose shall mean greater than 50% voting control) without Equinix's prior written consent. Equinix, its successors and assigns may each assign, transfer, and delegate any of its rights or obligations under this Agreement without MCI's consent.

     (d) Equinix and MCI are independent contractors and not partners, joint venturers or otherwise affiliated and neither has any right or authority to bind the other in any way. MCI is an independent contractor and is solely responsible for all taxes, withholdings, and other statutory or contractual obligations of any sort, including, but not limited to, Workers' Compensation Insurance. The parties recognize and agree that "TIME IS OF THE ESSENCE'' with respect to completion of the Services and work hereunder.

     (e) Headings and captions are for convenience only and are not to be used in the interpretation of this Agreement.

     (f) Except as is otherwise provided herein, neither MCI nor Equinix shall be prohibited from providing any of their respective services to any other entity, including competitors of the other party, in any market.

     (g) All notices and other communications which are required or permitted hereunder shall be in writing and shall be deemed duly given (i) when delivered by hand, (ii) one day after being given to an express carrier with a reliable system for tracking delivery, or (iii) six (6) days after the day of mailing, when mailed by United States mail, postage prepaid and addressed as follows:

     In the case of Equinix:

          Al Avery
          President
          Equinix, Inc.
          901 Marshall Street
          Redwood City, CA 94063

     With a copy to:

          Scott Dettmer, Esq.
          Gunderson Dettmer et al.
          155 Constitution Drive,
          Menlo Park, CA 94025
          Fax: (650)321-2800
          Email: sdettmer@gunder.com

     In the case of MCI WORLDCOM:

          Dennis Muse
          1 Tower Lane, Suite 2300
          Oak Brook Terrace, Illinois 60181
          Fax: (630)203-0564
          Email: Dennis.Muse@wcom.com

     With a copy to:

          Charles P. Adams, Jr., Esq.
          111 Capitol Building, Suite 350
          111 East Capitol Street
          P.O. Box 24297
          Jackson, Mississippi 39225-4297
          Fax: (601)355-9708
          Email: adamscp@arlaw.com

     (h) Except for the Customer Agreement, this Agreement supersedes all proposals, oral or written, all negotiations, conversations, or discussions between or among the parties relating to the subject matter of this Agreement and all past dealing or industry custom, and all modifications must be in a non-preprinted writing signed by both parties.

     (i) EXCEPT FOR SECTION 6, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY THIRD PARTY FOR ANY INCIDENTAL, INDIRECT, CONSEQUENTAL, PUNITIVE, EXEMPLARY, OR SPECIAL DAMAGES EVEN IF A PARTY IS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their duly authorized representatives.

EQUINIX, INC.                                MCI WORLDCOM

/s/ Albert M. Avery, IV                      /s/ Dennis D. Muse
-----------------------------                ----------------------------
Signature                                    Signature


Albert M. Avery, IV                          Dennis D. Muse
-----------------------------                -----------------------------
Name                                         Name


President                                    President, Telecom
-----------------------------                -----------------------------
Title                                        Title


November 16, 1999                            November 16, 1999
-----------------------------                -----------------------------
Date                                         Date

                                   EXHIBIT A

                             INSTALLATION SCHEDULE

------------------------------------------------------------------------------------------------------------
Facility                           Address                               MCI Service Availability: All
                                                                         Services to be available at the
                                                                         corresponding Facility beginning
                                                                         on the corresponding date below:
------------------------------------------------------------------------------------------------------------
Northern Virginia                  [*]                                   [*]
                                   Ashburn, VA
------------------------------------------------------------------------------------------------------------
Newark                             [*]                                   [*]
                                   8th Floor
------------------------------------------------------------------------------------------------------------
San Jose                           [*]                                   [*]
------------------------------------------------------------------------------------------------------------
Los Angeles                        [*]                                   [*]
                                   6th Floor
------------------------------------------------------------------------------------------------------------
Chicago                            [*]                                   [*]
                                   5th Floor
------------------------------------------------------------------------------------------------------------
Atlanta                            [*](tentative)                        [*]
------------------------------------------------------------------------------------------------------------
Dallas                             [*]                                   [*]
------------------------------------------------------------------------------------------------------------

_________________
*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   EXHIBIT B
                                   ---------


     THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.


                       WARRANT TO PURCHASE COMMON STOCK

                                      of

                                 EQUINIX, INC.


                         Void after November 16, 2004

     This Warrant is issued to MCI WORLDCOM, INC. or its registered assigns ("Holder") by Equinix, Inc., a Delaware corporation (the "Company"), on November 16, 1999 (the "Warrant Issue Date"). This Warrant is issued pursuant to the terms of that certain Agreement dated as of the date hereof (the "Agreement") and relates to the Company's Ashburn, Newark, Los Angeles and San Jose facilities (the "Facilities"). In consideration of the Holder executing the Agreement and in consideration of the mutual covenants and agreements contained herein, the Company and the Holder agree as follows:

     1.   Purchase of Shares.  Subject to the terms and conditions hereinafter
          ------------------
set forth and set forth in the Agreement, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to [*] [*] fully paid and nonassessable shares of Common Stock of the Company, as constituted on the Warrant Issue Date (the "Common Stock"). The number of shares of Common Stock issuable pursuant to this Section 1 (the "Shares") shall be subject to adjustment pursuant to Section 9 hereof.

     2.   Exercise Price.  The purchase price for the Shares shall be $1.00, as
          --------------
adjusted from time to time pursuant to Section 9 hereof (the "Exercise Price").

     3.   Exercise Period.  This Warrant shall be exercisable during the term
          ---------------
commencing at such time as Holder provides Service (as defined in the Agreement) to a given Facility (for such amount per Facility as set forth in the Agreement, subject to adjustment pursuant to Section 9 hereof), and ending at 5:00 p.m. on November 16, 2004. Notwithstanding the term of this Warrant fixed pursuant to the preceding sentence, the right to purchase Common Stock as granted herein shall expire, if not previously exercised, immediately upon the closing of a merger
___________________
*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

or consolidation of the Company with or into another corporation when the Company is not the surviving corporation, or the sale of all or substantially all of the Company's properties and assets to any other person, provided such transaction is one in which Holder realizes a value for its shares equal to or greater than three (3) times the Exercise Price for such shares (the "Threshold") (in connection therewith, the "Termination Event"). The Threshold shall be adjusted in tandem with each adjustment in the Exercise Price hereunder. In the event of a proposed transaction of the kind described above, the Company shall notify the holder of the Warrant at least fifteen (15) days prior to the consummation of such Termination Event. If such closing does not take place, the Company shall promptly notify the Holder that the proposed Termination Event has been terminated and the Holder may rescind any exercise of this Warrant which occurred after the Company first notified the Holder of the Termination Event. In the event of such recission, this Warrant will continue to be exercisable on the same terms and conditions contained herein.

     4.   Method of Exercise.  While this Warrant remains outstanding and
          ------------------
exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

          (a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Election attached hereto, to the Secretary of the Company at its principal offices; and

          (b) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased, which may be paid by cash, check, wire transfer or by the surrender of promissory notes or other instruments representing indebtedness of the Company to the Holder.

     5.   Net Exercise.  In lieu of exercising this Warrant pursuant to Section
          ------------
4, the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Common Stock equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder hereof a number of shares of Common Stock computed using the following formula:

                           Y (A - B)
                           ---------
                    X =        A

     Where:    X =  The number of shares of Common Stock to be issued to the
                    Holder pursuant to this net exercise;

               Y = The number of Shares in respect of which the net issue election is made;

               A = The fair market value of one share of the Common Stock at the time the net issue election is made;

               B = The Exercise Price (as adjusted to the date of the net issuance).

For purposes of this Section 5, the fair market value of one share of Common Stock as of a particular date shall be determined as follows: (i) if traded on a securities exchange or through the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty (30) day period ending three (3) days prior to the net exercise election; (ii) if traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the net exercise; and
(iii) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Company; provided, that, if the Warrant is being exercised upon the closing of the IPO, the value will be the initial "Price to Public" of one share of such Common Stock specified in the final prospectus with respect to such offering.

     6.   "Easy Sale" Exercise.  In lieu of the payment methods set forth in
          --------------------
Sections 4 and 5 above, when permitted by law and applicable regulations (including Nasdaq Stock Market and National Association of Securities Dealers, Inc. ("NASD") rules), the Holder may pay the Exercise Price through a "same day sale" commitment from the Holder (and if applicable a broker-dealer that is a member of the NASD (and "NASD Dealer")), whereby the Holder irrevocably elects to exercise this Warrant and to sell a portion of the Common Stock so purchased to pay for the Exercise Price and the Holder (or, if applicable, the NASD Dealer) commits upon sale (or, in the case of the NASD Dealer, upon receipt) of such Common Stock to forward the Exercise Price directly to the Company.

     7.   Certificates for Shares.  Upon the exercise of the purchase rights
          -----------------------
evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued in the name of the Holder (or as the Holder may direct) as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within ten (10) days of the delivery of the Notice of Election.

     8.   Representations and Warranties.  The Company hereby represents and
          ------------------------------
warrants to Holder as follows:

          (a)  Corporate Power.  The Company will have at the Warrant Issue
               ---------------
Date all requisite legal and corporate power to execute and deliver this Warrant, to sell and issue from Shares and to carry out and perform its obligations under the terms of this Warrant.

          (b)  Authorization.  All corporate action on the part of the Company,
               -------------
its directors and stockholders necessary for the authorization, execution, delivery and performance of this Warrant by the Company, the authorization, sale issuance and delivery of the Shares and the performance of all of the Company's obligations under this Warrant has been taken or will be taken prior to the Warrant Issue Date. This Warrant, when executed and delivered by the Company, shall constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms. The Shares issuable upon exercise of this Warrant have been duly and validly reserved and, when issued in compliance with the provisions of this Warrant, will be validly issued and will be fully paid and nonassessable and will have the rights, preferences and privileges described in the Company's Amended and Restated Certificate of Incorporation (the "Restated Certificate"). The Shares, when issued upon exercise of this Warrant, will be free of any liens or encumbrances other than those created by or imposed upon the holders thereof through no action of the Company; provided, however, that the Shares may be subject to restrictions on transfer under state and/or federal securities laws. The Common Stock is not subject to any preemptive rights or rights of first refusal.

     9.   Adjustment of Exercise Price and Number of Shares.  The number of and
          -------------------------------------------------
kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

          (a)  Subdivisions, Combinations and Other Issuances.  If the Company
               ----------------------------------------------
shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price, but the aggregate Exercise Price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 9(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

          (b)  Reclassification, Reorganization and Consolidation.  In case of
               --------------------------------------------------
any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 9(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price payable hereunder, provided the aggregate Exercise Price shall remain the same.

          (c)  Adjustment for Capital Reorganization, Merger or Consolidation.
               --------------------------------------------------------------
In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation whether or not the Company is the surviving corporation, or the sale of all or substantially all of the assets of the Company other than a Termination Event as defined in Section 3 hereof, then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that the Holder would have been entitled to if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 9. The foregoing provisions of this
Section 9(c) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights ad interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event to the greatest extent possible.

          (d)  Adjustment for Delays Under the Agreement.  This Warrant shall
               -----------------------------------------
be subject to downward adjustment in the event that Holder fails to timely meet its obligations with respect to the Company's Ashburn, Newark, Los Angeles or San Jose facility under the Agreement. The number of shares of Common Stock purchasable upon exercise of this Warrant shall be adjusted as follows, based on number of days of delay of the timeline for the Facility outlined on Schedule A
                                                                     ----------
of the Agreement:

               0 to 14 days delay:      [*] adjustment
               15 to 30 days delay:     [*]% adjustment (total: [*]%)
               31 to 45 days delay: additional [*]% adjustment (total: [*]%) 46 to 60 days delay: additional [*]% adjustment (total: [*]%)
               61-90 days delay:        additional [*]% adjustment (total: [*]%)
               91+ days or more delay:  additional [*]% adjustment (total: [*]%)

provided, however that no adjustment shall be made if the delay is caused by acts, delays or omissions of the Company, the Company's contractors, equipment vendors of the Holder, federal, state or local jurisdictions or the inability of the Holder to obtain necessary licenses or permits necessary for the Holder's Service (as defined in the Agreement). In addition, in the event the Facility is not located at the address set forth on Schedule A of the Agreement, the
                                           ----------
timeline for the Facility shall be as mutually agreed to by Holder and the Company at such time as a new address is identified for the Facility.

          (e)  Repurchase of Shares.  In the event of a downward adjustment
               --------------------
after Holder has exercised this warrant, the Company shall be entitled to repurchase the shares subject to the downward adjustment at the exercise price.

          (f)  Notice of Adjustment.  When any adjustment is required to be
               --------------------
made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the holder of such event and (i) of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant and (ii) the Exercise Price after such adjustment.

___________________

* CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     10.  Registration Rights.  Holder shall be entitled to all of the rights
          -------------------
set forth in Section 1 of the Amended and Restated Investors' Rights Agreement (the "Investors' Rights Agreement") dated August 26, 1999 among the Company, Holder and certain other Investors (as defined therein) on the terms and conditions set forth therein, as if such terms and conditions were set forth in this Warrant Agreement. In furtherance of the preceding sentence, the Company and Holder agree that the Shares issuable upon exercise of this Warrant are "Registrable Securities," as that term is defined in the Investors' Rights Agreement. The Company shall provide Holder with all notices and information at the time and to the extent it is required to do so pursuant to Section 1 of the Investors' Rights Agreement.

     11.  No Fractional Shares or Scrip.  No fractional shares or scrip
          -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

     12.  No Stockholder Rights.  Prior to exercise of this Warrant, the Holder
          ---------------------
shall not be entitled to any rights of a stockholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 12 shall limit the right of the Holder to be provided the Notices required under this Warrant or the Agreement.

     13.  Transfers of Warrant.  Subject to compliance with applicable federal
          --------------------
and state securities laws, this Warrant and all rights hereunder are transferable in whole or in part by the Holder to any person or entity upon written notice to the Company. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the holders one or more appropriate new warrants.

     14.  Successors and Assigns.  The terms and provisions of this Warrant and
          ----------------------
the Agreement shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns.

     15.  Amendments and Waivers.  Any term of this Warrant may be amended and
          ----------------------
the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder.

     16.  Reservation of Stock.  The Company will at all times reserve and keep
          --------------------
available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Common Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

     17.  Notices.  All notices required under this Warrant and shall be deemed
          -------
to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

     18.  Replacement of Warrants.  Upon receipt of evidence reasonably
          -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     19.  Attorneys' Fees.  If any action of law or equity is necessary to
          ---------------
enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which it may be entitled.

     20.  Captions.  The section and subsection headings of this Warrant are
          --------
inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

     21.  Governing Law.  This Warrant shall be governed by the laws of the
          -------------
State of California as applied to agreements among California residents made and to be performed entirely within the State of California.

     IN WITNESS WHEREOF, Equinix, Inc. caused this Warrant to be executed by an officer thereunto duly authorized.

                                        EQUINIX, INC.

                                        By: ___________________________________
                                            Name
                                            Title

                              NOTICE OF EXERCISE
                              ------------------

To:  EQUINIX, INC.

     The undersigned hereby elects to [check applicable subsection]:

________  (a)  Purchase _________________ shares of Common Stock of Equinix,
               Inc., pursuant to the terms of the attached Warrant and payment of the Exercise Price per share required under such Warrant accompanies this notice;

     OR

________  (b)  Exercise the attached Warrant for [all of the shares] [________
               of the shares] [cross out inapplicable phrase] purchasable under the Warrant pursuant to the net exercise provisions of Section 5 of such Warrant.

     The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

                                   WARRANTHOLDER:

                                   _________________________________________


                                   By:______________________________________
                                      [NAME]

                         Address:  _________________________________________
                                   _________________________________________
Date:_____________________


Name in which shares should be registered:

_________________________________________

                                   EXHIBIT C
                                   ---------



     THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.


                       WARRANT TO PURCHASE COMMON STOCK
                                      of
                                 EQUINIX, INC.

                          Void after November 16, 2004

     This Warrant is issued to MCI WORLDCOM, INC. or its registered assigns ("Holder") by Equinix, Inc., a Delaware corporation (the "Company"), on November 16, 1999 (the "Warrant Issue Date"). This Warrant is issued pursuant to the terms of that certain Agreement dated as of the date hereof (the "Agreement"). In consideration of the Holder executing the Agreement and in consideration of the mutual covenants and agreements contained herein, the Company and the Holder agree as follows:

     1.   Purchase of Shares.  Subject to the terms and conditions hereinafter
          ------------------
set forth and set forth in the Agreement, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to [*] [*] fully paid and nonassessable shares of Common Stock of the Company, as constituted on the Warrant Issue Date (the "Common Stock"). The number of shares of Common Stock issuable pursuant to this Section 1 (the "Shares") shall be subject to adjustment pursuant to Section 9 hereof .

     2.   Exercise Price.  The purchase price for the Shares shall be $1.00, as
          --------------
adjusted from time to time pursuant to Section 9 hereof (the "Exercise Price").

     3.   Exercise Period.  This Warrant shall be exercisable, in whole or in
          ---------------
part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m. on November 16, 2004. Notwithstanding the term of this Warrant fixed pursuant to the preceding sentence, the right to purchase Common Stock as granted herein shall expire, if not previously exercised, immediately upon the closing of a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation, or the sale of all or substantially all of the Company's properties and assets to any other person, provided such transaction is one in which
______________________
*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Holder realizes a value for its shares equal to or greater than three (3) times the Exercise Price for such shares (the "Threshold") (in connection therewith, the "Termination Event"). The Threshold shall be adjusted in tandem with each adjustment in the Exercise Price hereunder. In the event of a proposed transaction of the kind described above, the Company shall notify the holder of the Warrant at least fifteen (15) days prior to the consummation of such Termination Event. If such closing does not take place, the Company shall promptly notify the Holder that the proposed Termination Event has been terminated and the Holder may rescind any exercise of this Warrant which occurred after the Company first notified the Holder of the Termination Event. In the event of such recission, this Warrant will continue to be exercisable on the same terms and conditions contained herein.

     4.   Method of Exercise.  While this Warrant remains outstanding and
          ------------------
exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

          (a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Election attached hereto, to the Secretary of the Company at its principal offices; and

          (b) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased, which may be paid by cash, check, wire transfer or by the surrender of promissory notes or other instruments representing indebtedness of the Company to the Holder.

     5.   Net Exercise.  In lieu of exercising this Warrant pursuant to Section
          ------------
4, the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Common Stock equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder hereof a number of shares of Common Stock computed using the following formula:

                         Y (A - B)
                         ---------
                    X =      A

     Where:  X =  The number of shares of Common Stock to be issued to the
                  Holder pursuant to this net exercise;

             Y = The number of Shares in respect of which the net issue election is made;

             A = The fair market value of one share of the Common Stock at the time the net issue election is made;

             B = The Exercise Price (as adjusted to the date of the net issuance).

For purposes of this Section 5, the fair market value of one share of Common Stock as of a particular date shall be determined as follows: (i) if traded on a securities exchange or through the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty (30) day period ending three (3) days prior to the net exercise election; (ii) if traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the net exercise; and (iii) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Company; provided, that, if the Warrant is being exercised upon the closing of the IPO, the value will be the initial "Price to Public" of one share of such Common Stock specified in the final prospectus with respect to such offering.

     6.   "Easy Sale" Exercise.  In lieu of the payment methods set forth in
           -------------------
Sections 4 and 5 above, when permitted by law and applicable regulations (including Nasdaq Stock Market and National Association of Securities Dealers, Inc. ("NASD") rules), the Holder may pay the Exercise Price through a "same day sale" commitment from the Holder (and if applicable a broker-dealer that is a member of the NASD (and "NASD Dealer")), whereby the Holder irrevocably elects to exercise this Warrant and to sell a portion of the Common Stock so purchased to pay for the Exercise Price and the Holder (or, if applicable, the NASD Dealer) commits upon sale (or, in the case of the NASD Dealer, upon receipt) of such Common Stock to forward the Exercise Price directly to the Company.

     7.   Certificates for Shares.  Upon the exercise of the purchase rights
          -----------------------
evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued in the name of the Holder (or as the Holder may direct) as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within ten (10) days of the delivery of the Notice of Election.

     8.   Representations and Warranties.  The Company hereby represents and
          ------------------------------
warrants to Holder as follows:

          (a)  Corporate Power.  The Company will have at the Warrant Issue Date
               ---------------
     all requisite legal and corporate power to execute and deliver this Warrant, to sell and issue from Shares and to carry out and perform its obligations under the terms of this Warrant.

          (b)  Authorization.  All corporate action on the part of the Company,
               -------------
     its directors and stockholders necessary for the authorization, execution, delivery and performance of this Warrant by the Company, the authorization, sale issuance and delivery of the Shares and the performance of all of the Company's obligations under this Warrant has been taken or will be taken prior to the Warrant Issue Date. This Warrant, when executed an delivered by the Company, shall constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms. The Shares issuable upon exercise of this Warrant have been duly and validly reserved and, when issued in compliance with the provisions of this Warrant, will be validly issued and will be fully paid and nonassessable and will have the rights, preferences and privileges described in the Company's Amended and Restated Certificate of Incorporation (the "Restated Certificate"). The Shares, when issued upon exercise of this Warrant, will be free of any liens or encumbrances other than those created by or imposed upon the holders thereof through no action of the Company; provided, however, that the Shares may be subject to restrictions on transfer under state and/or federal securities laws. The Common Stock is not subject to any preemptive rights or rights of first refusal.

     9.   Adjustment of Exercise Price and Number of Shares.  The number of and
          -------------------------------------------------
kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

          (a)  Subdivisions, Combinations and Other Issuances.  If the Company
               ----------------------------------------------
     shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price, but the aggregate Exercise Price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 9(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

          (b)  Reclassification, Reorganization and Consolidation.  In case of
               --------------------------------------------------
     any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 9(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price payable hereunder, provided the aggregate Exercise Price shall remain the same.

          (c)  Adjustment for Capital Reorganization, Merger or Consolidation.
               --------------------------------------------------------------
     In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation whether or not the Company is the surviving corporation, or the sale of all or substantially all of the assets of the Company other than a Termination Event as defined in Section 3 hereof, then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that the Holder would have been entitled to if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 9. The foregoing provisions of this Section 9(c) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights ad interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event to the greatest extent possible.

          (d)  Notice of Adjustment.  When any adjustment is required to be made
               --------------------
     in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the holder of such event and (i) of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant and (ii) the Exercise Price after such adjustment.

     10.  Registration Rights.  Holder shall be entitled to all of the rights
          -------------------
set forth in Section 1 of the Amended and Restated Investors' Rights Agreement (the "Investors' Rights Agreement") dated August 26, 1999 among the Company, Holder and certain other Investors (as defined therein) on the terms and conditions set forth therein, as if such terms and conditions were set forth in this Warrant Agreement. In furtherance of the preceding sentence, the Company and Holder agree that the Shares issuable upon exercise of this Warrant are "Registrable Securities," as that term is defined in the Investors' Rights Agreement. The Company shall provide Holder with all notices and information at the time and to the extent it is required to do so pursuant to Section 1 of the Investors' Rights Agreement.

     11.  No Fractional Shares or Scrip.  No fractional shares or scrip
          -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

     12.  No Stockholder Rights.  Prior to exercise of this Warrant, the Holder
          ---------------------
shall not be entitled to any rights of a stockholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 12 shall limit the right of the Holder to be provided the Notices required under this Warrant or the Agreement.

     13.  Transfers of Warrant.  Subject to compliance with applicable federal
          --------------------
and state securities laws, this Warrant and all rights hereunder are transferable in whole or in part by the Holder to any person or entity upon written notice to the Company. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the holders one or more appropriate new warrants.

     14.  Successors and Assigns.  The terms and provisions of this Warrant and
          ----------------------
the Agreement shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns.

     15.  Amendments and Waivers.  Any term of this Warrant may be amended and
          ----------------------
the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder.

     16.  Reservation of Stock.  The Company will at all times reserve and keep
          --------------------
available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Common Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

     17.  Notices.  All notices required under this Warrant and shall be deemed
          -------
to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

     18.  Replacement of Warrants.  Upon receipt of evidence reasonably
          -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     19.  Attorneys' Fees.  If any action of law or equity is necessary to
          ---------------
enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which it may be entitled.

     20.  Captions.  The section and subsection headings of this Warrant are
          --------
inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

     21.  Governing Law.  This Warrant shall be governed by the laws of the
          -------------
State of California as applied to agreements among California residents made and to be performed entirely within the State of California.

     IN WITNESS WHEREOF, Equinix, Inc. caused this Warrant to be executed by an officer thereunto duly authorized.

                                 EQUINIX, INC.

                                 By:___________________________________
                                    Name
                                    Title

                              NOTICE OF EXERCISE
                              ------------------

To:  EQUINIX, INC.

     The undersigned hereby elects to [check applicable subsection]:

________  (a)  Purchase _________________ shares of Common Stock of Equinix,
               Inc., pursuant to the terms of the attached Warrant and payment of the Exercise Price per share required under such Warrant accompanies this notice;

     OR

________  (b)  Exercise the attached Warrant for [all of the shares] [________
               of the shares] [cross out inapplicable phrase] purchasable under the Warrant pursuant to the net exercise provisions of Section 5 of such Warrant.

     The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

                              WARRANTHOLDER:

                              _________________________________________


                              By:______________________________________
                                 [NAME]

                    Address:  _________________________________________
                              _________________________________________
Date:________________


Name in which shares should be registered:

_________________________________________